Exhibit 10.41

FIRST MODIFICATION AGREEMENT

This FIRST MODIFICATION AGREEMENT (the “First Modification”), dated as of March 28, 2003, by and among STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, solely as Trustee of TTC TRUST, LTD., a Connecticut statutory trust (the “Shipowner”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (the “Initial Owner Participant”), TECO OCEAN SHIPPING, INC. and TECO BARGE LINE, INC., each a Florida corporation (as demise charterers of the Vessels, the “Charterer” or “Charterers”), TECO ENERGY, INC. and TECO TRANSPORT CORPORATION, each a Florida corporation (each a “Guarantor” and collectively the “Guarantors”; the Charterers and the Guarantors being hereinafter sometimes collectively referred to as the “Obligors”).

WHEREAS, the Shipowner, the Initial Owner Participant and the Obligors are parties to that certain Agreement to Acquire and Charter, dated as of December 30, 2002 (the “Agreement”), and the related Transaction Documents executed in connection therewith, that provide, among other things, for the sale and charterback of the Vessels as more particularly described therein. Capitalized terms used in this First Modification that are not otherwise defined herein shall have the meanings ascribed to such terms in Schedule A to the Agreement;

WHEREAS, the Initial Owner Participant will be assigning to OFS Marine One, Inc. all of its rights, title and interest under the Trust Agreement solely as they relate to certain Vessels and by virtue thereof, OFS Marine One, Inc. will become an Owner Participant under the Transaction Documents (the “OP Transfer”); and

WHEREAS, in connection with the OP Transfer, the parties desire to make certain clarifying changes and modifications to certain of the Transaction Documents to effectuate the intent of the parties.

NOW, THEREFORE, in consideration of the foregoing premises, the parties hereby agree as follows:

1. The definition of “Owner Participant” contained in Schedule A to the Agreement is hereby deleted in its entirety and replaced with the following:

“Owner Participant” (i) as of the Closing Date shall mean the Initial Owner Participant, and (ii) at any time thereafter shall mean the Initial Owner Participant and each transferee (including each Holder) of all or any portion of the right, title and interest of the Initial Owner Participant pursuant to Article XII of the Trust Agreement, as their interests may appear.

2. The first recital contained in the TOS Tax Indemnity Agreement is hereby deleted in its entirety and replaced with the following:

WHEREAS, the Initial Owner Participant is, as of the date hereof, the beneficial owner of TTC Trust, Ltd. (the “Trust”), a Connecticut statutory trust existing pursuant to that certain Amended and Restated Trust Agreement dated as of December 30, 2002, between the Initial Owner Participant and State Street Bank and Trust Company of Connecticut, National Association, as trustee (the “Trustee”), pursuant to which the Trust, acting by and through the Trustee, has been authorized and directed to purchase certain United States flag vessels pursuant to the Agreement to Acquire and Charter, dated as of December 30, 2002 (the “Agreement”), between the Charterer, TECO Barge Line, Inc., the Trust, the Initial Owner Participant, and TECO Energy, Inc. and TECO Transport Corporation, as Guarantors; and

3. The first recital contained in the TBL Tax Indemnity Agreement is hereby deleted in its entirety and replaced with the following:

WHEREAS, the Initial Owner Participant is, as of the date hereof, the beneficial owner of TTC Trust, Ltd. (the “Trust”), a Connecticut statutory trust existing pursuant to that certain Amended and Restated Trust Agreement dated as of December 30, 2002, between the Initial Owner Participant and State Street Bank and Trust Company of Connecticut, National Association, as trustee (the “Trustee”), pursuant to which the Trust, acting by and through the Trustee, has been authorized and directed to purchase certain United States flag vessels pursuant to the Agreement to Acquire and Charter, dated as of December 30, 2002 (the “Agreement”), between the Charterer, TECO Ocean Shipping, Inc., the Trust, the Initial Owner Participant, and TECO Energy, Inc. and TECO Transport Corporation, as Guarantors; and

4. Article 4 of the TBL Charter is hereby modified by deleting the words “Initial Owner Participant” and “Owner Participant” therefrom wherever such terms appear and replacing each such term with the words “the applicable Owner Participant”.

5. The first sentence of Article 4(c) of the TBL Charter is hereby deleted in its entirety and replaced with the following:

Subject to any applicable laws and regulations, the applicable Owner Participant or its authorized representatives shall have the right at reasonable times, on reasonable notice, to inspect or survey any Vessel in which such Owner Participant holds an interest under the Trust Agreement, if it is then in port, in order to ascertain its condition and to satisfy itself that such Vessel is being properly repaired and maintained in accordance with this Article 4, but inspection in drydock shall be made only when a Vessel shall be in drydock under the provisions of Article 4(b).

6. Article 4(c)(x) of the TBL Charter is hereby deleted in its entirety and replaced with the following:

(x) permit the applicable Owner Participant or its authorized representatives, to inspect the logs and papers of any Vessel in which such Owner Participant holds an interest under the Trust Agreement, and make copies thereof whenever requested, on reasonable notice and in a manner that does not interfere with the normal operation of the Vessels, and …

7. Article 10(b) of the TBL Charter is hereby amended by deleting the term “Owner Participant” wherever it appears, and replacing such term with the words “Initial Owner Participant”. The foregoing amendment does not affect those instances where the term “Initial Owner Participant” appears in such Article 10(b) prior to the effective date of this First Modification.

8. Section 8.2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

(a) the transferee shall be (i) a Person having a Tangible Net Worth, calculated in accordance with GAAP, in excess of $75,000,000 or (ii) if such Person does not have a Tangible Net Worth in excess of $75,000,000, the obligations of such Person under the Transaction Documents are guaranteed by a Person that has a tangible net worth, calculated in accordance with GAAP, in excess of $75,000,000; …

9. Except as expressly amended hereby, all of the terms, conditions and provisions of the Transaction Documents shall remain in full force and effect and shall govern this First Modification.

10. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this First Modification as of the date first set forth above.

STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, in its individual capacity only as expressly stated herein and otherwise solely as Trustee of TTC TRUST, LTD., a Connecticut statutory trust, Shipowner

By:	/s/ LAUREL MELODY - CASASANTA
Name:	LAUREL MELODY - CASASANTA
Title:	Authorized Person

GENERAL ELECTRIC CAPITAL CORPORATION, Initial Owner Participant

By:
Name:
Title:

TECO BARGE LINE, INC., Charterer

By:
Name:
Title:

TECO OCEAN SHIPPING, INC., Charterer

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have duly executed this First Modification as of the date first set forth above.

STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, in its individual capacity only as expressly stated herein and otherwise solely as Trustee of TTC TRUST, LTD., a Connecticut statutory trust, Shipowner

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, Initial Owner Participant

By:	/s/ Andrew Giangrave
Name:	Andrew Giangrave
Title:	Vice President Risk

TECO BARGE LINE, INC., Charterer

By:
Name:
Title:

TECO OCEAN SHIPPING, INC., Charterer

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have duly executed this First Modification as of the date first set forth above.

STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, in its individual capacity only as expressly stated herein and otherwise solely as Trustee of TTC TRUST, LTD., a Connecticut statutory trust, Shipowner

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, Initial Owner Participant

By:
Name:
Title:

TECO BARGE LINE, INC., Charterer

By:	/s/ T.M. Bresnahan
Name:	T.M. Bresnahan
Title:	Vice President-Controller,
Assistant Secretary and Assistant Treasurer

TECO OCEAN SHIPPING, INC., Charterer

By:	/s/ T.M. Bresnahan
Name:	T.M. Bresnahan
Title:	Vice President-Controller,
Assistant Secretary and Assistant Treasurer

TECO ENERGY, INC., Guarantor

By:	/s/ S.W. Callahan
Name:	S.W. Callahan
Title:	Vice President-Treasury and Risk Management
(Treasurer) and Assistant Secretary

TECO TRANSPORT CORPORATION, Guarantor

By:	/s/ T.M. Bresnahan
Name:	T.M. Bresnahan
Title:	Vice President-Controller,
Assistant Secretary and Assistant Treasurer